Exhibit 99.2












                                  CNF INC.


         2005 DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS


                          Effective January 1, 2005









                                  CNF INC.
         2005 DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS
                              TABLE OF CONTENTS
                                                                          Page

Preamble  ........................................................1

Article 1 Definitions.............................................1

          1.1  Account Balance....................................1
          1.2  Annual Deferral Amount.............................1
          1.3  Beneficiary........................................1
          1.4  Beneficiary Designation Form.......................1
          1.5  Board..............................................1
          1.6  Change in Control..................................1
          1.7  Claimant...........................................2
          1.8  Code...............................................2
          1.9  Committee..........................................2
          1.10 Company............................................2
          1.11 Director...........................................2
          1.12 Election Form......................................2
          1.13 Fixed Date Distribution............................2
          1.14 Participant........................................2
          1.15 Plan...............................................2
          1.16 Plan Entry Date....................................2
          1.17 Plan Year..........................................2
          1.18 Spouse.............................................2
          1.19 Termination Benefit................................2
          1.20 Termination of Service.............................2
          1.21 Unforeseeable Emergency............................2

Article 2 Eligibility, Enrollment.................................3

          2.1  Eligibility........................................3
          2.2  Enrollment Requirement.............................3
          2.3  Commencement of Participation......................3

Article 3 Deferral Commitments/Returns............................3

          3.1  Permissible Deferrals..............................3
          3.2  Election to Defer..................................3
          3.3  Withholding of Deferral Amounts....................3
          3.4  Returns Prior to Distribution......................3
          3.5  Date on Which Crediting Occurs.....................4
          3.6  Returns and Installment Distributions..............4
          3.7  Statement of Accounts..............................4

Article 4 Distribution to Participant.............................4

          4.1  Fixed Date Distribution............................4
          4.2  Withdrawal Payout/Suspensions for Unforeseeable
               Emergencies........................................5
          4.3  Termination Benefit................................5
          4.4  Payment of Termination Benefit.....................5

Article 5 Distribution to Beneficiary.............................6

          5.1  Payment............................................6
          5.2  Beneficiary Designation............................6
          5.3  Spousal Consent....................................6
          5.4  No Beneficiary Designation.........................6
          5.5  Doubt as to Beneficiaries..........................6
          5.6  Discharge of Obligations...........................7

Article 6 Termination, Amendment or Modification..................7

          6.1  Termination........................................7
          6.2  Amendment..........................................7
          6.3  Effect of Payment..................................7

Article 7 Administration..........................................7

          7.1  Committee Duties...................................7
          7.2  Agents.............................................7
          7.3  Binding Effect of Decisions........................8
          7.4  Indemnification....................................8

Article 8 Claims Procedures.......................................8

          8.1  Presentation of Claim..............................8
          8.2  Notification of Decision...........................8
          8.3  Review of a Denied Claim...........................9
          8.4  Decision on Review.................................9
          8.5  Legal Action.......................................9

Article 9 Miscellaneous...........................................9

          9.1  Unsecured General Creditor.........................9
          9.2  Company's Liability................................9
          9.3  Nonassignability..................................10
          9.4  Furnishing Information............................10
          9.5  Captions..........................................10
          9.6  Governing Use.....................................10
          9.7  Notice............................................10
          9.8  Successors........................................11
          9.9  Spouse's Interest.................................11
          9.10 Incompetent.......................................11
          9.11 Saving Clause.....................................11
          9.12 Legal Fees To Enforce Rights......................11
          9.13 Payment of Withholding............................11
          9.14 Coordination with Other Benefits..................12



                                1





                                  CNF INC.
         2005 DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

                                  Preamble

The purpose of this Plan is to enhance the motivational value of the fees paid to non-employee directors, who contribute materially to the continued growth, development and future business success of the Company and its subsidiaries, by providing them the opportunity to defer cash compensation. The Plan is intended to aid the Company and its subsidiaries in attracting and retaining directors and give them an incentive to increase the profitability of the Company and its subsidiaries.

The Company maintains this Plan pursuant to Election Forms completed by Directors in advance of each Plan Year. In order to provide more complete documentation for the Plan, the Company adopts this Plan effective January 1, 2005.

                                  ARTICLE 1
                                 Definitions

For purposes hereof, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:


1.1 "Account Balance" means the sum of (i) the total of a Participant's Annual Deferral Amounts, plus (ii) the return credited in accordance with the Plan, reduced (iii) by all distributions made in accordance with the terms and conditions of this Plan. This account shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant pursuant to this Plan.

1.2 "Annual Deferral Amount" means that portion of a Participant's annual retainer fee, meeting fees, and chair fees, if applicable, that a Participant elects to have and is deferred, in accordance with Article 3, for any one Plan Year. In the event of death or Termination of Service prior to the end of a Plan Year, such year's Annual Deferral Amount shall be the actual amount withheld prior to such event.

1.3 "Beneficiary" means one or more persons, trusts, estates or other entities, designated in accordance with Article 5, that are entitled to receive benefits under this Plan upon the death of a Participant.

1.4 "Beneficiary Designation Form" means the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to designate one or more Beneficiaries.

1.5  "Board" means the Board of Directors of the Company.

1.6  "Change in Control" means the occurrence of an event described in Code
     Section 409A(a)(2)(v).

1.7 "Claimant" means any Participant or Beneficiary of a deceased Participant who makes a claim for determination under Section 8.1.

1.8  "Code" means the Internal Revenue Code of 1986, as amended.

1.9 "Committee" means the Director Affairs Committee of the Board or its delegates.

1.10 "Company" means CNF Inc., a Delaware corporation.

1.11 "Director" means a non-employee member of the Board.

1.12 "Election Form" means the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to make an election under the Plan.

1.13 "Fixed Date Distribution" means a distribution of an Annual Deferral Amount, plus returns credited in accordance with Section 3.4, on a future January specified by the Participant in accordance with Section 4.1.

1.14 "Participant" for any Plan Year means any Director who commences participation in accordance with Article 2.

1.15 "Plan" means the Company's 2005 Deferred Compensation Plan for Non-Employee Directors, evidenced by this instrument, as amended from time to time.

1.16 "Plan Entry Date" means January 1 of each Plan Year.

1.17 "Plan Year" means the period beginning on January 1 of each year and continuing through December 31 of that year.

1.18 "Spouse" has the meaning set forth in the Defense of Marriage Act of 1996 (P.L. 104-199), as amended. (As of January 1, 2005, this definition is a legal union between one man and one woman as husband and wife.)

1.19 "Termination Benefit" means the benefit set forth in Section 4.3.

1.20 "Termination of Service" means separation from service, as that term is used in Code Section 409A(a)(2)(A)(i).

1.21 "Unforeseeable Emergency" means a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant's Spouse, or a dependent (as defined in Code Section 152(a)) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

                                  ARTICLE 2
                           Eligibility, Enrollment

2.1 Eligibility. Participation in the Plan shall be limited to Directors who are not employed by the Company or any member of the Company's controlled group of corporations.

2.2 Enrollment Requirement. The Committee shall establish from time to time such enrollment requirements as it determines in its sole discretion are necessary.

2.3 Commencement of Participation. Provided a Director has met all enrollment requirements set forth by the Committee, the Director may commence participation in the Plan on the Plan Entry Date that immediately follows the Director's election to participate in the Plan.

                                  ARTICLE 3
                        Deferral Commitments/Returns

3.1 Permissible Deferrals. A Participant may elect to defer for each Plan Year either of the following:

     (a) Minimum. The annual retainer portion of the Participant's Director fees payable in the Plan Year.

     (b) Maximum. The annual retainer and all meeting fees, plus all chair fees, if applicable, payable in the Plan Year.

3.2 Election to Defer. The Participant shall make a deferral election by delivering to the Committee a completed and signed Election Form prior to the intended Plan Entry Date. For each succeeding Plan Year, a new Election Form must be delivered to the Committee, in accordance with the rules set forth above. If the Election Form is not delivered prior to the Plan Entry Date for a Plan Year, no Annual Deferral Amount shall be deferred for that Plan Year.

3.3 Withholding of Deferral Amounts. For each Plan Year, the Annual Deferral Amount shall be withheld at the time or times the Participant's Director fees otherwise would be paid to the Participant.

3.4 Returns Prior to Distribution. Prior to any distribution of benefits under Articles 4 or 5, returns shall be credited to a Participant's Account Balance and compounded quarterly commencing as of the time withheld according to Section 3.3. The rate of return on the Account Balance shall be the published prime rate of the Bank of America N.T. & S.A. as of the last day of each calendar quarter. In the event of death or a Termination of Service prior to the end of a calendar quarter, that calendar quarter's return will be calculated using a fraction of a full calendar quarter's return, based on the number of days the Participant was a Director during the calendar quarter prior to the occurrence of such event.

3.5 Date on Which Crediting Occurs. Account Balances will be credited with returns in accordance with Section 3.4 up to the date of distribution for a lump sum payment and up to the first date of distribution for installment payments. For purposes of crediting subsequent returns in the event that installment payments are made, the Account Balance shall be reduced as of the day on which the distribution is made.

3.6 Returns and Installment Distributions. In the event a benefit is paid in installments, a Participant's unpaid Account Balance shall be credited as follows:

     (a) Crediting. As of the last day of each calendar quarter, the undistributed Account Balance shall be credited with a return equal to the published prime rate of the Bank of America N.T. & S. A. as of the last day of such calendar quarter. Returns shall start to accrue under this Section 3.6 as of the date that returns cease to accrue under Section 3.4 above.

     (b) Installments. The installment payments shall be determined by dividing the Participant's Account Balance at the time of the commencement of the installment payments by the number of payments over the installment period. Each payment determined above will be considered the principal portion of the installment payment. In addition, each installment payment will include a return calculated for the preceding year using the rate determined in Section 3.6(a) above. Installment payments shall commence in the January following such Participant's Termination of Service. All additional installment payments shall be paid in January of succeeding years.

3.7 Statement of Accounts. The Committee shall send to each Participant, within 120 days after the close of each Plan Year, a statement in such form as the Committee deems desirable setting forth the amount of the Participant's Account Balance.

                                  ARTICLE 4
                         Distribution to Participant

4.1  Fixed Date Distribution.

     (a) In connection with each election to defer an Annual Deferral Amount, a Participant may, subject to (b), elect to receive a distribution from the Plan with respect to that Annual Deferral Amount in a January one or more years after the Plan Year of deferral and prior to Termination of Service. This Fixed Date Distribution shall be an amount that is equal to the sum of the Annual Deferral Amount and returns credited in accordance with
          Section 3.4 above. The year in which the Fixed Date Distribution is made or commences shall be elected at the time of the election to defer the Annual Deferral Amount and shall not be changed. The Fixed Date Distribution shall be paid in a lump sum or annual installments over a period of up to five years, as determined in accordance with the rules in Section 4.4.

     (b) If a Participant who has elected one or more Fixed Date Distributions has a Termination of Service before the start of the Plan Year preceding the January chosen by the Participant for such Fixed Date Distribution to be made or commence, the Participant's Account Balance shall be paid at the time and in the form elected by the Participant in accordance with Section 4.4 and not as the Fixed Date Distribution.

4.2 Withdrawal Payout/Suspensions for Unforeseeable Emergencies. If the Participant experiences an Unforeseeable Emergency, the Participant may petition the Committee to (i) suspend any deferrals required to be made by a Participant and/or (ii) receive a partial or full payout from the Plan. The Committee may, in its sole discretion, accept or deny such petition. Any suspension or payout shall not exceed the lesser of the Participant's Account Balance, calculated as if such Participant were receiving a Termination Benefit, or the amount necessary to satisfy such Unforeseeable Emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant's assets (to the extent the liquidation of such assets would not itself cause severe financial hardship). If the petition for a suspension and/or payout is approved, suspension shall take effect upon the date of approval and any payout shall be made within 60 days of the date of approval.

4.3 Termination Benefit. Upon a Participant's Termination of Service, the Participant shall receive a Termination Benefit which shall be equal to the Participant's Account Balance determined as of the date of the Termination of Service.

4.4 Payment of Termination Benefit. A Participant may elect on the Election Form prior to the beginning of each Plan Year to receive the Termination Benefit for such Plan Year in a lump sum or in annual installments over a period of up to five years. The lump sum payment or the first installment shall be made in January of the year following the Plan Year in which the Termination of Service occurs. For purposes of payment, the Participant's Account Balance shall be divided into subaccounts, one for each year elected by the Participant. Notwithstanding the foregoing
     -

     (a) Payment shall be made in a lump sum as follows in lieu of any different form provided on the Election Form then in effect:

          (i) If the Participant incurs a Termination of Service within one year after a Change in Control, the Termination Benefit shall be paid in a lump sum within 20 days of the Termination of Service.

          (ii) If the Participant's Termination Benefit is under $25,000 on the date of Termination of Service, such portion shall be paid in a lump sum to the Participant in the January following the Plan Year of Termination of Service.

     (b) If the Participant is a specified employee, the lump sum may not be paid, and installments may not commence before the date which is 6 months after the date of Termination of Service (or, if earlier, the date of death of the Participant). For purposes of the preceding sentence, a specified employee is a key employee as defined in Code Section 416(i) of a corporation any stock in which is publicly traded on an established securities market or otherwise.

                                  ARTICLE 5
                         Distribution to Beneficiary

5.1 Payment. If a Participant dies with an Account Balance, the total Account Balance shall be paid to the Participant's Beneficiary within 90 days after the date of death.

5.2 Beneficiary Designation. A Participant shall designate a Beneficiary by completing and signing the Beneficiary Designation Form, and submitting it to the Committee. Subject to Section 5.3, a Participant shall have the right to change a Beneficiary at any time without the consent of the Beneficiary, by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Committee's rules and procedures, as in effect from time to time. Upon the receipt by the Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be canceled. The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant with the Committee prior to death.

5.3 Spousal Consent. If a Participant has a Spouse, the Participant's designation of someone other than the Spouse as primary beneficiary shall not be effective unless the Spouse executes a consent in writing that acknowledges the effect of the designation and is witnessed by a notary public. No consent is required if it is established to the satisfaction of the Committee that consent cannot be obtained because the Spouse cannot be located.

5.4 No Beneficiary Designation. If a Participant fails to designate a Beneficiary as provided above, the Participant's designated Beneficiary shall be deemed to be the surviving Spouse. If the Participant has no surviving Spouse, the benefits otherwise payable to a Beneficiary shall be paid to the Participant's estate.

5.5 Doubt as to Beneficiaries. If the Committee has any doubt as to the proper Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right, exercisable in its discretion, to withhold such payments until the matter is resolved to the Committee's satisfaction, and/or to require indemnification.

5.6 Discharge of Obligations. The payment of benefits under the Plan to a Participant or Participant's Beneficiary shall fully and completely discharge the Company from all obligations under this Plan with respect to the deceased Participant, Beneficiaries, and any others that may be entitled to such benefits.

                                  ARTICLE 6
                   Termination, Amendment or Modification

6.1 Termination. The Company reserves the right to terminate the Plan at any time.

6.2 Amendment. The Board may, at any time, amend or modify the Plan in whole or in part, provided, however, that no amendment or modification shall decrease or restrict a Participant's Account Balance at the time the amendment or modification is made, calculated as if the Participant had experienced a Termination of Service as of the effective date of the amendment or modification. The amendment or modification of the Plan shall not affect the payment of benefits to any Participant or Beneficiary who has become entitled to the payment of benefits under the Plan as of the date of the amendment or modification. Notwithstanding the foregoing, the Board may amend the Plan retroactively to the extent required to qualify the Plan under Code Section 409A, provided that no such amendment may reduce any Participant's Account Balance.

6.3 Effect of Payment. The full payment of the applicable benefit under Articles 4 or 5 of the Plan shall completely discharge all obligations to a Participant under this Plan.

                                  ARTICLE 7
                               Administration

7.1 Committee Duties. This Plan shall be administered by the Committee or its delegates. The Committee shall also have the discretion and authority to make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan. The Company intends the Plan to meet the requirements of Code Section 409A and the regulations thereunder. The Committee shall interpret the Plan in such a way as to meet such requirements. Committee action may be (i) by the vote of a majority of the members present at a meeting at which a quorum is present in person or by telephone or (ii) by unanimous written consent. A majority of the Committee shall constitute a quorum.

7.2 Agents. In the administration of this Plan, the Committee may, from time to time, delegate to such persons as it deems appropriate such administrative duties as it sees fit and may from time to time consult with counsel who may be counsel to the Company or a subsidiary.

7.3 Binding Effect of Decisions. The decision or action of the Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

7.4 Indemnification. The Company shall indemnify and hold harmless the named fiduciaries and any officers or employees of the Company and its subsidiaries to which fiduciary responsibilities have been delegated from and against any and all liabilities, claims, demands, costs and expenses including attorneys fees, arising out of an alleged breach in the performance of their fiduciary duties under the Plan and ERISA, other than such liabilities, claims, demands, costs and expenses as may result from the gross negligence or willful misconduct of such person. The Company shall have the right, but not the obligation, to conduct the defense of such person in any proceeding to which this paragraph applies.

                                  ARTICLE 8
                              Claims Procedures

8.1 Presentation of Claim. Any Participant or Beneficiary of a deceased Participant may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

8.2 Notification of Decision. The Committee shall consider a Claimant's claim within a reasonable time, and shall notify the Claimant in writing:

     (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

     (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the
          Claimant:

          (i) the specific reason(s) for the denial of the claim, or any part of it;

          (ii) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

          (iii)a description of any additional material or information necessary for the Claimant to clarify or perfect the claim, and an explanation of why such material or information is necessary; and

          (iv) an explanation of the claim review procedure set forth in
               Section 8.3 below.

8.3 Review of a Denied Claim. Within 60 days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

     (a)  may review pertinent documents;

     (b)  may submit written comments or other documents; and/or

     (c) may request a hearing, which the Committee, in its sole discretion, may grant.

8.4 Decision on Review. The Committee shall render its decision on review promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant and it must contain:

     (a)  specific reasons for the decision;

     (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

     (c)  such other matters as the Committee deems relevant.

8.5 Legal Action. A Claimant's compliance with the foregoing provisions of this Article 13 is a mandatory prerequisite to a Participant's right to commence any legal action with respect to any claim for benefits under this Plan.

                                  ARTICLE 9
                                Miscellaneous

9.1 Unsecured General Creditor. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interest or claims in any property or assets of the Company. Any and all of the Company's assets shall be, and remain, its general, unpledged and unrestricted assets. The Company's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

9.2 Company's Liability. Amounts payable to a Participant or Beneficiary under this Plan shall be paid from the general assets of the Company (including without limitation assets of any trust established to fund payment of obligations hereunder) exclusively.

9.3 Nonassignability. Neither a Participant nor any other person shall have the right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be unassignable and non-transferable, except that the foregoing shall not apply to any family support obligations set forth in a court order. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency. Notwithstanding the preceding provisions of this section, the Committee will recognize the provisions of a qualified domestic relations order as defined in Section 206(d) of the Employee Retirement Income Security Act of 1974 that does not change the timing of the Participant's benefit payments.

9.4 Furnishing Information. A Participant will cooperate with the Committee by furnishing any and all information requested by the Committee and take such or actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder.

9.5 Captions. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

9.6 Governing Use. The provisions of this Plan shall be construed and interpreted according to the laws of the State of California.

9.7 Notice. Any notice or filing required or permitted to be given to the Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, return receipt requested, to:

               CNF Inc.
               Director Affairs Committee
               2005 Deferred Compensation Plan for Non-Employee Directors 3240 Hillview Avenue
               Palo Alto, California 94304

     Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

     Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

9.8 Successors. The provisions of this Plan shall be binding upon and inure to the benefit of the Company and its successors and assigns and the Participant, the Participant's Beneficiaries, and their permitted successors and assigns.

9.9 Spouse's Interest. The interest in the benefits hereunder of a Spouse of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such Spouse in any manner, including but not limited to such Spouse's will, nor shall such interest pass under the laws of intestate succession.

9.10 Incompetent. If the Committee determines in its discretion that a benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetency, incapacity or guardianship, as it may deem appropriate and/or such indemnification of the Committee and the Company and security, as it deems appropriate, in its sole discretion, prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

9.11 Saving Clause. The Company intends the Plan to meet the requirements of Code Section 409A, the regulations thereunder, and any additional guidance provided by the Treasury Department. Any Plan provision that does not meet such requirements shall be void.

9.12 Legal Fees To Enforce Rights. If the Company has failed to comply with any of its obligations under the Plan or any agreement thereunder or, if the Company or any other person takes any action to declare the Plan void or unenforceable or institutes any litigation or other legal action designed to deny, diminish or to recover from any Participant the benefits intended to be provided, then the Company irrevocably authorizes such Participant to retain counsel chosen by the Participant and agrees to pay reasonable legal fees and expenses of the Participant incurred in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company, or any director, officer, shareholder or other person affiliated with the Company, or any successor thereto in any jurisdiction, provided that such Participant prevails in such action.









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9.13 Payment of Withholding.  As a condition of receiving benefits under the
     Plan, the Participant shall pay the Company not less than the amount of all applicable federal, state, local and foreign taxes required by law to be paid or withheld relating to the receipt or entitlement to benefits hereunder. The Company may withhold taxes from any benefits paid and/or from Directors fees, in its sole discretion.

9.14 Coordination with Other Benefits. The benefits provided for a Participant and Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for Directors. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided. In no event shall distributions under the Plan prior to Termination of Service have the effect of increasing payments otherwise due under the various retirement plans of the Company and its subsidiaries.